                                   CORE, INC.
                             18881 VON KARMAN AVENUE
                                   SUITE 1750
                            IRVINE, CALIFORNIA 92612
                            TELEPHONE: (949) 442-2100


                                           February __, 2001

William E. Nixon
22 Anacapri
Laguna Niguel, CA 92677

         Re:      Extension of Mutually-Agreed Severance Date

Dear Bill:

         This is to confirm our agreement that we have mutually-agreed that the "Severance Date" (as defined in the January 18, 2001 letter agreement between you and CORE, INC.) will be changed from March 1, 2001 to April 1, 2001.

         Please sign this letter agreement in the space provided below to evidence your acceptance and agreement with the foregoing.

                                        Sincerely,

                                        CORE, INC.


                                        By: /s/ George C. Carpenter IV
                                            -----------------------------------
                                            George C. Carpenter IV
                                            Chairman and Chief Executive Officer

Accepted and agreed to.


/s/ William E. Nixon
-----------------------------------
William E. Nixon